EXHIBIT 10.4B

SAMPLE SUBSCRIPTION AGREEMENT

TERCICA, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Offering Date:
Change in Payroll Deduction Rate
Change of Beneficiary(ies)

1.	hereby elects to participate in the Tercica, Inc. 2004 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (from 0 to 10%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.	I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Plan.

5.	Shares of Common Stock purchased for me under the Plan should be issued in the name(s) of Employee or Employee and Spouse only.

6.	I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.	I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and/or shares due me under the Plan:

NAME: (Please print)
	(First)	(Middle)	(Last)

Relationship

Percentage Benefit	(Address)

NAME: (please print)
	(First)	(Middle)	(Last)

Relationship

Percentage of Benefit	(Address)

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

SAMPLE WITHDRAWAL NOTICE

TERCICA, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the Tercica, Inc. 2004 Employee Stock Purchase Plan which began on                         ,          (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date: